SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                       SCHEDULE 14A--INFORMATION REQUIRED
                               IN PROXY STATEMENT
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                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

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                           Filed by the Registrant |X|
                 Filed by a Party other than the Registrant |_|
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Check the appropriate box:

|_|  Preliminary Proxy Statement
|_| Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|  Definitive Proxy Statement
|X|  Definitive Additional Materials
|_|  Soliciting Materials Pursuant toss.240.14a-12

                              MARKET AMERICA, INC.
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                (Name of Registrant as Specified in its Charter)


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     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:


     2)   Aggregate number of securities to which transaction applies:


     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth amount on which the filing fee is calculated and state how it was determined):


     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No:

     3)   Filing Party:

     4)   Date Filed:

          The following is the text of a letter distributed to shareholders of Market America, Inc. whose shares were held in street name as of June 4, 2002.


Dear Market America Inc. Shareholder:

     In connection with the solicitation of proxies for the July 22, 2002 special meeting of shareholders, as set forth in the Proxy Statement you received, the Board of Directors has made no recommendation with respect to the vote. The voting instructions or proxy card you received through your broker may suggest the contrary.

     Because of the "no recommendation" position of the Board, telephone and Internet voting may not be available, so please vote by mail.

     If you have already voted and wish to change your vote based on this letter, please return the enclosed voting instruction form. If you have any other questions please call (or have your broker call) us at 1-800-530-3744.


July 1, 2002                             Georgeson Shareholder